EXHIBIT 32

Section 906 Certification

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. § 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Pursuant to 18 U.S.C. § 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Host Hotels & Resorts, Inc., the general partner of Host Hotels & Resorts, L.P., (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the accompanying Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended;

and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2008

/s/ W. Edward Walter
W. Edward Walter
Chief Executive Officer of Host Hotels & Resorts, Inc., general partner of Host Hotels & Resorts, L.P.

/s/ Larry K. Harvey
Larry K. Harvey
Chief Financial Officer of Host Hotels & Resorts, Inc., general partner of Host Hotels & Resorts, L.P.

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